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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 17, 2000


                      O'SULLIVAN INDUSTRIES HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                        0-28493               43-1659062
 (State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
  incorporation or organization)                             Identification No.)



           1900 Gulf Street, Lamar, Missouri               64759-1899
        (Address of principal executive offices)           (ZIP Code)


       Registrant's telephone number, including area code: (417) 682-3322



                                       N/A
         (Former name or former address, if changed since last report.)





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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

         On November 17, 2000, O'Sullivan Industries Holdings, Inc. issued a press release announcing a strategic restructuring that includes the closing of the Cedar City, Utah facility owned by its subsidiary O'Sullivan Industries, Inc. and the reduction of O'Sullivan Industries, Inc.'s corporate headquarters staff by about ten percent. A copy of the press release is attached hereto as
Exhibit 99 and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.


  EXHIBIT NO.                        DESCRIPTION OF EXHIBIT
     99 Press release dated November 17, 2000 announcing strategic restructuring

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                          O'SULLIVAN INDUSTRIES HOLDINGS, INC.



Date:   November 17, 2000                By:  /s/ Richard D. Davidson
                                             -----------------------------------
                                                Richard D. Davidson
                                                  President and
                                              Chief Executive Officer




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